UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 24, 2019

RAND CAPITAL CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

New York	814-00235	16-0961359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2200 Rand Building, Buffalo, NY 14203

(Address of Principal Executive Offices)(Zip Code)

(716) 853-0802

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Press Release

On January 25, 2019, Rand Capital Corporation (the “Company”) issued a press release announcing the execution of a Stock Purchase Agreement, dated as of January 24, 2019, by and among the Company, East Asset Management, LLC (“East”), and, solely for purposes of being bound by Sections 7.10 and 10.9(a) and (b) thereof, Rand Capital Management LLC, pursuant to which East has agreed to purchase 8,333,333.33 shares of the Company’s common stock, par value $0.10 per share, at a purchase price of $3.00 per share for an aggregate purchase price of $25,000,000. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Investor Presentation

The Company has prepared an investor presentation for use on a conference call to be held by the Company at 11:00 a.m. ET on January 25, 2019. A copy of the investor presentation is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Additional Information and Where to Find It

In connection with this transaction, the Company intends to file a proxy statement in preliminary and definitive form with the Securities and Exchange Commission (the “SEC”) that will contain important information about the proposed transaction and related matters, and deliver a copy of the proxy statement to its shareholders. INVESTORS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors may obtain a free copy of these materials when they are available and other documents filed by the Company with the SEC at the SEC’s website at www.sec.gov or at the Company’s website at www.randcapital.com. Investors and security holders may also obtain free copies of the proxy statement and other documents filed with the SEC from the Company by calling Investor Relations at 716-843-3908.

Participants in the Solicitation

The Company and its directors, executive officers, employees and other persons may be deemed to be participants in the solicitation of proxies from the shareholders of the Company’s common stock in respect of the proposed transaction. Information regarding the Company’s directors and executive officers is available in its definitive proxy statement filed with the SEC on March 8, 2018, in connection with its 2018 annual meeting of shareholders. Other information regarding persons who may be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release, dated January 25, 2019

99.2	Investor Presentation, dated January 25, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAND CAPITAL CORPORATION

Date: January 25, 2019

	By:	/s/ Allen F. Grum
	Name:	Allen F. Grum
	Title:	President and Chief Executive Officer